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                                                                   Exhibit 10.21

                                CONTROL AGREEMENT
               REGARDING SECURITY INTEREST IN INVESTMENT PROPERTY

     This Agreement, made as of the 16th day of December, 2005, by and between First National Bank of Omaha, a national banking association established in Omaha Nebraska ("BANK"), Red Trail Energy, LLC, a North Dakota limited liability company ("CUSTOMER"), and First National Capital Markets, Inc. ("COMPANY"), a Nebraska corporation with offices at 1620 Dodge St., Omaha, Nebraska.

                                    RECITALS

     A. CUSTOMER is indebted to BANK as the result of one or more promissory notes, or other evidence of indebtedness. Such indebtedness, whether resulting from a promissory note, guaranty, letter of credit, or any other document or cause, is herein called an "OBLIGATION".

     B. For purposes of this agreement, all capitalized terms not otherwise defined herein have the same meanings as defined in Nebraska Uniform Commercial Code.

     C. CUSTOMER has provided BANK security interests in the COLLATERAL (as defined below) and CUSTOMER desires to provide BANK with CONTROL (as such term is defined in Nebraska Uniform Commercial Code Section 8-106) over the COLLATERAL (as defined below).

     Now, therefore, the parties hereto agree as follows:

     1. The COMPANY represents and agrees that: (i) it has established and is maintaining on its books and records the account number 23200041 in the name of BORROWER, (said account, together with any replacements thereof or substitutions therefore, collectively the ACCOUNT) and (ii) the ACCOUNT is a "securities account" (within the meaning of Section 8-501(a) of the UCC) in respect of which the COMPANY is a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) and the BANK is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC).

     2. The COMPANY hereby agrees that each item of property (whether cash, a security, an instrument or any other property whatsoever) credited to the ACCOUNT shall be treated as FINANCIAL ASSETS under Article 8 of the UCC (the ACCOUNT and the FINANCIAL ASSETS credited thereto shall be hereafter referred to as the COLLATERAL).

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     3. The COMPANY agrees that, if there is any conflict between this Agreement and any other agreement relating to the ACCOUNT, the provisions of this Agreement shall control.

     4. COMPANY agrees that it will comply with INSTRUCTIONS and ENTITLEMENT ORDERS originated by BANK as to the COLLATERAL, without further consent of CUSTOMER. Until otherwise instructed, CUSTOMER is to receive any cash dividends attributable to the COLLATERAL.

     5. Notwithstanding the provisions of paragraph 4, above, CUSTOMER retains the right to originate instructions to COMPANY as to substitutions for the COLLATERAL, until BANK provides written notice to COMPANY of a default by CUSTOMER as to any OBLIGATION, following receipt of which only BANK may originate instructions to COMPANY as to the COLLATERAL. After the Company receives notice from the BANK that a default has occurred, the Company agrees that it will no longer comply with ENTITLEMENT ORDERS originated by, or other directions or instructions received from, the CUSTOMER with respect to the ACCOUNT or cash, securities or other property credited thereto.

     6. This Agreement is executed in Nebraska and is subject to the laws of Nebraska, including the Nebraska Uniform Commercial Code. This Agreement is effective until terminated by a written notice executed by BANK delivered to COMPANY, or until the COLLATERAL is no longer registered to or owned by CUSTOMER.

     7. COMPANY represents that it has not and covenants that it will not agree to comply with any instructions or entitlement orders with respect to the ACCOUNT other than as set forth herein.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first set forth above.

BANK
First National Bank of Omaha


By /s/ Natalie E. Mason
   ----------------------------------
   Natalie E. Mason, Commercial Loan
   Officer


COMPANY
First National Capital Markets, Inc.


By /s/ DAVID COTA
   ----------------------------------
     DAVID COTA
Its: President


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CUSTOMER
Red Trail Energy, LLC


By /s/ Ambrose R. Hoff
   ----------------------------------
       Ambrose R. Hoff
Title: President


And


By /s/ William Dutoit
   ----------------------------------
       William Dutoit
Title: Treasurer


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